SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No.1)


Filed by the Registrant  [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[x]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                             MEDTOX SCIENTIFIC, Inc.
                (Name of Registrant as Specified In Its Charter)

                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        1)       Title of each class of securities to which transaction applies:
        2)       Aggregate number of securities to which transaction applies:
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11;1 4) Proposed maximum aggregate value of transaction:
                  1  Set forth the amount on which the filing fee is
                     calculated and state how it was determined.
[ ]     Fee Paid Previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No:
         3)       Filing Party:
4)            Date Filed:

                                   PRELIMINARY


                             MEDTOX SCIENTIFIC, INC.
                             402 West County Road D
                            St. Paul, Minnesota 55112

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held on September 26, 2001

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the stockholders ("Annual Meeting") of MEDTOX SCIENTIFIC, INC., a Delaware corporation (the "Company"), will be held at the Four Points Hotel (formerly the Sheraton Minneapolis Metrodome), located at 1330 Industrial Blvd., Minneapolis, Minnesota on Wednesday, September 26, 2001 at 3:30 p.m. (CST) for the following purposes:

1. To elect two directors to serve on the Board of Directors of the Company (the "Board of Directors") for three year terms or until their successors are elected and qualified; and

2. To consider and act upon a proposal to approve an amendment to Article FOURTH of the Company's Certificate of Incorporation to increase its number of authorized shares of Common Stock from 7,400,000 to 14,400,000; and

3. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

     In accordance with the provisions of the Bylaws of the Company, the Board of Directors has fixed the close of business on August 6, 2001 as the record date for the determination of the holders of the shares of Common Stock entitled to notice of, and to vote at, the Annual Meeting.

     Your attention is directed to the accompanying Proxy Statement.

     Stockholders are requested to date, sign and mail the enclosed Proxy as promptly as possible, whether or not they expect to attend the meeting in person.

                                        By Order of the Board of  Directors,



                                        Richard J. Braun
                                        Chairman of the Board, President and
                                        Chief Executive Officer
St. Paul, Minnesota
August _____, 2001

                             MEDTOX SCIENTIFIC INC.
                             402 West County Road D
                            St. Paul, Minnesota 55112

                           PRELIMINARY PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS
                               September 26, 2001


                                     PROXIES

     The enclosed proxy (the "Proxy") is solicited by and on behalf of the Board of Directors of MEDTOX SCIENTIFIC, INC., a Delaware corporation (the "Company"), for use at the Company's 2001 annual meeting of stockholders (the "Annual Meeting") and at any and all adjournments thereof. Any stockholder has the power to revoke his or her Proxy at any time before it is voted. A Proxy may be revoked (1) by delivery of written notice of revocation to the Secretary of the Company at its principal office, 402 West County Road D, St. Paul, Minnesota 55112, (2) by the execution of a subsequent Proxy and presentment of such subsequent Proxy at the Annual Meeting or (3) by attendance at the Annual Meeting and voting in person. This solicitation is being made by use of the mails and the cost thereof will be borne by the Company. Shares represented by valid Proxies will be voted in accordance with the instructions indicated thereon. Unless otherwise directed, votes will be cast FOR the election of the directors named and FOR Proposal 2.

     The costs of solicitation of proxies will be borne by the Company. In addition to use of mails, proxies may be solicited personally, or by telephone by one or more of the regular personnel of the Company without additional compensation. The Company expects to pay an independent proxy solicitor approximately $15,000 as compensation for the solicitation of proxies. In addition, the Company may reimburse brokers and other custodians, nominees and fiduciaries for their expenses for sending proxy material to beneficial owners, in accordance with Securities and Exchange Commission regulations.

     The Company anticipates mailing proxy materials and the annual report for its fiscal year ended December 31, 2000 (the "Annual Report") to stockholders of record as of August 6, 2001 (the "Stockholders") on or about August 24, 2001.

                            OUTSTANDING VOTING STOCK

         Only holders of record of the Company's Common Stock, par value $.15 per share (the "Common Stock"), at the close of business on August 6, 2001 are entitled to vote on matters to be presented at the Annual Meeting. Each share of Common Stock is entitled to one vote with respect to all such matters. The number of shares of Common Stock outstanding and entitled to vote at the close of business on August 6, 2001 was 3,578,983.

                          VOTE AND QUORUM REQUIREMENTS

     The presence in person or by Proxy of Stockholders of a majority of the outstanding shares of Common Stock is required for there to exist the quorum needed to transact business at the Annual Meeting. If, initially, a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

     A plurality of the votes cast is required to elect the Directors. The affirmative vote of a majority of the shares of common stock represented in person or by proxy at the Annual Meeting and entitled to vote is required for approval of Proposal No. 2. In the election of a Director, any action other than a vote for a nominee will have the practical effect of voting against the nominee. Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Company, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

     An independent party will receive and tabulate all proxies and ballots, and such independent party and certain other team members of the Company will act as voting inspectors at the Annual Meeting.

                        COMMON STOCK OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information available to the Company as of July 20, 2001 regarding the beneficial ownership of the common stock by (i) each person known by the Company to beneficially own more than five percent (5%) of the outstanding common stock, (ii) each of the Directors, (iii) the Chief Executive Officer and all executive officers whose compensation was $100,000 or greater during 2000, and (iv) all executive officers and Directors of the Company as a group:


                                                                       Number of Shares            Percent of Common
  Name                                                               Beneficially Owned            Stock Outstanding
  Harry G. McCoy, Pharm. D.                                                 203,398 (1)                       5.16 %
    Former President and Chairman of the Board of
    Directors; Director
  Richard J. Braun                                                          162,100 (2)                       4.12 %
    Chairman of the Board of Directors, President,
    Chief Executive Officer
  Samuel C. Powell, Ph.D., Director                                         119,923 (3)                       3.04 %
  James W. Hansen, Director                                                  18,756 (4)                            *
  Miles E. Efron, Director                                                   11,984 (5)                            *
  Brian P. Johnson, Director                                                 15,826 (6)                            *
  Harry W. Alcorn, Jr.                                                          228 (7)                            *
  James B. Lockhart (13)                                                     23,219 (8)                            *
    Former Chief Financial Officer and Vice President
    Finance and Administration
  Kevin J. Wiersma                                                           38,237 (9)                            *
    Vice President and Chief Operating Officer
     of Medtox Laboratories, Inc.
  James A. Schoonover                                                       51,594 (10)                       1.31 %
     Vice President and Chief Marketing Officer
  B. Mitchell Owens                                                         40,301 (11)                       1.02 %
     Vice President and Chief Operating Officer
      of Medtox Diagnostics, Inc.
  All Directors and Executive Officers
     as a Group (11 in number)                                             685,566 (12)                      17.40 %
  Perkins Capital Management, Inc.                                         528,300 (14)                      13.41 %
  Pyramid Trading Limited Partnership                                      348,300 (15)                       8.84 %

*        Less than one percent (1%)

1. Includes 86,201 shares of common stock issuable under options which are or which will become exercisable within the next 60 days.

2. Includes 129,150 shares of common stock issuable under options which are or which will become exercisable within the next 60 days. Also includes 5,500 shares of restricted stock which will not become vested until 5/1/03, 7,500 shares which will not become vested until 11/1/03 and 10,000 shares which will not become vested until 5/1/04.

3. Includes 9,234 shares of common stock issuable under stock options and 7,692 shares of common stock issuable under common stock purchase warrants which are or will become exercisable within the next 60 days. Also includes 1,250 shares of restricted stock which will not become vested until 5/1/04.

4. Includes 12,506 shares of common stock issuable under stock options which are or will become exercisable within the next 60 days. Also includes 1,250 shares of restricted stock which will not become vested until 5/1/04.

5. Includes 8,234 shares of common stock issuable under stock options which are or will become exercisable within the next 60 days. Also includes 1,250 shares of restricted stock which will not become vested until 5/1/04.

6. Includes 3,230 shares of common stock issuable under stock options and 3,846 shares of Common Stock issuable under common stock purchase warrants and which are or will become exercisable within the next 60 days. Also includes 1,250 shares of restricted stock which will not become vested until 5/1/04.

7. Includes 228 shares of common stock issuable under stock options which are or will become exercisable within the next 60 days.

8. Includes 16,450 shares of common stock issuable under stock options and 5,769 shares of common stock issuable under common stock purchase warrants and which are or will become exercisable within the next 60 days.

9. Includes 24,287 shares of common stock issuable under stock options which are or will become exercisable within the next 60 days. Also includes 4,000 shares of restricted stock which will not become vested until 5/1/03, 3,750 shares which will not become vested until 11/1/03 and 6,000 shares of restricted stock which will not become vested until 5/1/04.

10. Includes 27,548 shares of common stock issuable under options which are or will become exercisable within the next 60 days. Also includes 3,000 shares of restricted stock which will not become vested until 5/1/03, 3,750 shares which will not become vested until 11/1/03 and 6,000 shares of restricted stock which will not become vested until 5/1/04.

11. Includes 26,787 shares of common stock issuable under options which are or will become exercisable within the next 60 days. Also includes 3,000 shares of restricted stock which will not become vested until 5/1/03, 3,750 shares which will not become vested until 11/1/03 and 6,000 shares of restricted stock which will not become vested until 5/1/04.

12. Includes 360,934 shares of common stock issuable under options or warrants which are or will become exercisable within the next 60 days and 67,250 shares of restricted stock.

13. Mr. Lockhart's employment with the Company was terminated effective April 30, 2001.

14. Includes 248,000 shares of common stock issuable under common stock purchase warrants which are or will become exercisable within the next 60 days.

15. Includes 140,000 shares of common stock issuable under common stock purchase warrants which are or will become exercisable within the next 60 days.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The Certificate of Incorporation provides that the Board of Directors is divided into three classes and shall consist of not less than three nor more than twelve individuals, with the exact number to be fixed from time to time by the majority vote of the Board of Directors. The Board of Directors has fixed the number of Directors at six individuals and has nominated the two individuals set forth below to serve as Directors of the Company for three year terms or until their respective successors have been elected and qualified. All nominees are members of the current Board.

         Unless otherwise instructed, the enclosed Proxy will be voted FOR the election of the nominees listed below, except that the persons designated as proxies reserve full discretion to cast their votes for another person recommended by the Board of Directors in the unanticipated event that any nominee is unable or declines to serve.

         Directors will be elected by the plurality vote of the holders of Common Stock entitled to vote at the Annual Meeting and present in person or by Proxy.

Information About Nominees and Other Directors

                                      Director
    Name of Nominee            Age    Since         Position with the Company
    ---------------            ---    -----         -------------------------

Nominees for three-year terms expiring in 2004:
    James W. Hansen             46    1996          Director
    Brian P. Johnson            52    2000          Director

Directors not standing for election this year whose terms expires in 2002:
    Harry G. McCoy              50    1996          Former President and
                                                    Chairman of the Board of
                                                    Directors; Director
    Richard J. Braun            56    1996          Chairman of the Board of
                                                    Directors, President, Chief
                                                    Executive Officer

Directors not standing for election this year whose terms expire in 2003:
    Samuel C. Powell, Ph.D.     49    1986          Director
    Miles E. Efron              74    1997          Director
    Harry W. Alcorn, Jr         45    2001          Director

     Harry G. McCoy, Pharm.D., Dr. McCoy served as Chairman of the Board of Directors and President from July 1996 until October 26, 2000. On June 5, 2001, Dr. McCoy became President and a Director of Hamilton Thorne Biosciences, Inc.
He has served as Chairman and Chief Executive Officer of the Nova Jazz Foundation, a Minnesota nonprofit company, since 1996.

     Richard J. Braun, MBA, JD, CPA, was named Chairman of the Board of Directors and President on October 26, 2000. Mr. Braun was named a Director and elected as Chief Executive Officer in July 1996. From 1994 until joining the Company, Mr. Braun acted as a private investor and provided management consulting services to the health care and technology industries. From 1992 until 1994, he served as Chief Operating Officer and as a Director of EBP, Inc., a NYSE company engaged in managed care. From 1989 through 1991, Mr. Braun served as Executive Vice President, Chief Operating Officer and Director of Reich and Tang L.P., a NYSE investment advisory and broker dealer firm.

     Samuel C. Powell, Ph.D., served as Chairman of the Board of Directors from November 1987 to June 1994 and has served as a Director of the Company since September 1986. Dr. Powell served as Chairman of the Board and Chief Executive Officer of Granite Technological Enterprises, from January 1984 until its acquisition by the Company in June 1986. Since 1987, he has been President of Powell Enterprises, Burlington, North Carolina, offering financial and management services to a group of businesses and real estate ventures. Dr. Powell sits on the Board of Carolina Biological Supply Co., Inc. and holds an elected seat on the Alamance County Board of Commissioners in North Carolina. Dr. Powell served on the North Carolina Board of Science and Technology from 1989 to 1995, and as a Board Member and Chairman of the N.C. State Alcoholism Research Authority.

     James W. Hansen, MBA, was named as a Director in September 1996. Mr. Hansen has, since November, 1996, been Chairman, CEO and Treasurer of E.mergent, Inc., a NASDAQ traded, technology company. From 1986 to 1992, Mr. Hansen was Senior Vice President and General Manager of the Pension Division of Washington Square Capital, a Reliastar company, which is a NYSE traded financial services company. Prior to 1986, he was a Vice President of Apache Corporation. Since 1992, Mr. Hansen has served as an Investor, Director, President or Vice President of several private companies in medical services and technology. He also serves as a Director of UBIQ, Inc., E.mergent, Inc. and Ciprico Inc. and has taught in the MBA program at the University of St. Thomas since 1984.

     Miles E. Efron was named as a Director in January 1997. From 1988 to 1993, Mr. Efron served as Chief Executive Officer of North Star Universal, a holding company with interests in health care, food products and computer connectivity and networking. From 1993 to 2000, Mr. Efron served as Chairman of North Star Universal. Mr. Efron currently serves on the Board of Directors of several companies, none of which are related to the Company.

     Brian P. Johnson, MBA, was named as a Director in June 2000. Mr. Johnson is a Principal of ArrowHead Capital Management. Mr. Johnson holds a bachelor's degree from the University of South Dakota and a master's degree in business administration in marketing from the University of St. Thomas. He has also served on a number of civic boards in addition to business boards.

     Harry W. Alcorn, Jr., Pharm.D., was named as a Director in July 2001. Since 1998, Dr. Alcorn has served as Chief Operating Officer of DaVita Clinical Research, a Phase I-IV clinical trial site and site management organization. Previously, he was Executive Director Clinical Programs of GalaGen, Inc., a biotech pharmaceutical company from 1996-1998 and Vice President, Marketing/Sales and Clinical Programs of In Home Health, Inc from 1992 to 1996. Dr Alcorn graduated form Creighton University with his B.S. in Pharmacy and went on to receive his Doctor of Pharmacy degree from the University of Nebraska Medical Center.

Compliance With Section 16(a) Of The Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent beneficial owners are required by Commission regulations to furnish the Company with copies of all reports they file under Section 16(a).

         To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 2000.

         During the fiscal year ended December 31, 2000, the Board of Directors held three meetings (including regularly scheduled, telephonic and special meetings). During that time, all members of the Board attended One Hundred Percent (100%) of the meetings held subsequent to their appointment.

         The Company has a stock option committee (the "Stock Option Committee") which, by the terms of the Company's Stock Option Plans, is to consist of not less than two members of the Board of Directors appointed by the Board of Directors. The Stock Option Committee is comprised of James W. Hansen, Miles E. Efron, and Samuel C. Powell. The Stock Option Committee determines the terms of options granted, including, but not limited to, the exercise price, the number of shares subject to the option and the terms and conditions of the option. During the fiscal year ended December 31, 2000, the Stock Option Committee held one meeting.

     The Company has an Audit Committee which is comprised of Brian P. Johnson, James W. Hansen and Miles E. Efron. During the fiscal year ended December 31, 2000, the Audit Committee held two meetings.

     The Company has a Compensation Committee which is comprised of James W. Hansen, Miles E. Efron, and Samuel C. Powell. The Compensation Committee's purpose is to determine the compensation of the Executive Officers of the Corporation. During the fiscal year ended December 31, 2000, the Compensation Committee held one meeting.

     The Company does not have a Nominating Committee.

The Board of Directors recommends that Stockholders vote FOR Proposal 1.

                             EXECUTIVE COMPENSATION

The following table discloses the compensation earned by the Company's Chief Executive Officer and Former Chairman of the Board and President and the four other most highly compensated executive officers whose total annual salary exceeded $100,000 for the fiscal year ended December 31, 2000.

                                              SUMMARY COMPENSATION TABLE

                                                                        Long Term Compensation
                                Annual Compensation                     Awards           Payouts
                                                       Other
                                                       Annual      Restricted     Options/    LTIP   All Other
Name and                                               Compen-     Stock          SAR's     Payouts  Compen-
Principal Positon          Year    Salary     Bonus    sation(3)   Awards($)(4)(5) (#)       (6)     sation
-------------------------- ------- --------- ---------- ---------- ------------- --------- --------- -------------
Harry G. McCoy             2000    $225,000     --         --        $43,313        --        --          --
Former President and       1999    $200,000     --         --           --        40,000      --          --
Chairman of the Board      1998    $200,000   $9,615       --           --        50,000      --          --
of  Directors; Director
(1)

Richard J. Braun           2000    $250,000     --         --       $133,781      15,000      --     $15,060 (7)
Chairman  of the Board of  1999    $200,000     --         --          --         80,000      --     $11,910 (7)
Directors,  President,     1998    $200,000   $9,615       --          --         50,000      --     $ 9,060 (7)
Chief  Executive  Officer
(2)

James B. Lockhart          2000    $121,731  $43,000       --        $60,984      32,500      --          --
Former  Chief   Financial                      (12)
Officer      and     Vice
President   Finance   and
Administration (8)

Kevin J. Wiersma           2000    $131,346     --         --        $76,734      10,000      --          --
Vice President and Chief   1999    $115,000     --         --           --        17,500      --          --
Operating Officer of       1998    $ 92,144  $11,700       --           --         5,000      --          --
Medtox
Laboratories, Inc. (9)

James A. Schoonover        2000    $131,346     --         --        $68,859       7,500      --          --
Vice President and Chief
Marketing Officer (10)

B. Mitchell Owens          2000    $131,346     --         --        $68,859      10,000      --          --
Vice President and Chief
Operating Officer of
Medtox Diagnostics, Inc.
(11)

(1) Dr. McCoy served as Chairman and President of the Company until October 26, 2000. See Employment Contracts for further information.

(2) Mr. Braun was elected Chairman of the Board of Directors and President on October 26, 2000.

(3) Other Annual Compensation for executive officers is not reported as it is less than the required reporting threshold of the Securities and Exchange Commission.

(4) 2000 restricted stock awards were made pursuant to the Restated Equity Compensation Plan adopted by the Board of Directors effective May 10, 2000. The value of each award shown is based upon the closing market price of the Company's common stock on the date of grant ($7.88 per share on May 1, 2000 and $12.06 per share on November 1, 2000). Awards granted under the Restated Equity Compensation Plan vest over a three year period. A total of 45,500 shares of restricted stock were granted to the executives named in the table in the respective numbers indicated: Harry G. McCoy, 5,500; Richard J. Braun, 13,000 shares; James B. Lockhart, 5,750 shares; Kevin J. Wiersma, 7,750 shares; James

         A. Schoonover, 6,750 shares; and B. Mitchell Owens, 6,750 shares. Any dividends declared on the Company's common stock will be paid on all shares of restricted stock granted under the Restated Equity Compensation Plan.

(5) As of December 31, 2000, the number and fair market value, based on the closing market price of the Company's common stock of $6.3125 on December 29, 2000, of the aggregate restricted stock holdings granted to the named executive officers were: Harry G. McCoy, 5,500 shares and $34,719; Richard J. Braun, 13,000 shares and $82,063; James B. Lockhart, 5,750 shares and $36,297; Kevin J. Wiersma, 7,750 shares and $48,922; James A. Schoonover, 6,750 shares and $42,609; and B. Mitchell Owens, 6,750 shares and $42,609.

(6)      Not applicable.  No compensation of this type received.

(7) Includes $15,060, $11,910 and $9,060 of premiums paid for by the Company for a life and disability insurance policy on Mr. Braun in 2000, 1999 and 1998, respectively.

(8) Mr. Lockhart's employment with the Company was terminated effective April 30, 2001.

(9) Mr. Wiersma was appointed Vice President and Chief Operating Officer of MEDTOX Laboratories, Inc. on July 17, 2000.

(10) Mr. Schoonover was appointed Vice President and Chief Marketing Officer on July 17, 2000.

(11) Mr. Owens was appointed Vice President and Chief Operating Officer of MEDTOX Diagnostics, Inc. on July 17, 2000.

(12) Mr. Lockhart received a guaranteed bonus payment in 2000 as part of his compensation in the initial year of employment with the Company.

                   Stock Options Granted During Fiscal Year

         The following table sets forth information about the stock options granted to the named executive officers of the Company during 2000.

                                    OPTION GRANTS IN LAST FISCAL YEAR

                                                                                    Potential Realized
                                                                                    Value at Assumed
                                                                                      Annual Rates of
                                                                                        Stock Price
                                                                                    Appreciation for
                              Individual Grants                                        Option Term
                           % of Total
                           Options
                 Number    Granted to
                     of    Employees        Exercise
                 Options   in Fiscal        Price             Expiration       5% ($)         10%( $)
Name             Granted   Year             ($/Sh)               Date           (1)            (1)
-----------------------------------------------------------------------------------------------------
Richard J.       15,000    14%              $12.0625            11/01/10          $294,728   $469,305
Braun

James B.         25,000    24%              $ 8.6875            01/03/10          $353,776   $563,328
Lockhart          7,500     7%              $12.0625            11/01/10          $147,364   $234,653

Kevin J.         10,000    10%              $12.0625            11/01/10          $196,485   $312,870
Wiersma

James A.          7,500     7%              $12.0625            11/01/10          $147,364   $234,653
Schoonover

B. Mitchell      10,000    10%              $12.0625            11/01/10          $196,485   $312,870
Owens

(1) The potential realizable value of the options reported above was calculated by assuming 5% and 10% annual rates of appreciation of the common stock of the Company from the date of grant of the options until the expiration of the options. These assumed annual rates of appreciation were used in compliance with the rules of the Securities and Exchange Commission and are not intended to forecast future price appreciation of the common stock of the Company. The Company chose not to report the present value of the options, which is an alternative under Securities and Exchange Commission rules, because the Company does not believe any formula will determine with reasonable accuracy a present value based on unknown or volatile factors. The actual value realized from the options could be substantially higher or lower than the values reported above, depending upon the future appreciation or depreciation of the common stock during the option period and the timing of exercise of the options.

        Stock Options Exercised During Fiscal Year and Year-End Values of
                              Unexercised Options

         The following table sets forth information about the stock options held by the named executive officers of the Company at December 31, 2000.

                         Number of
                         Shares                              Number of Unexercised      Value of Unexercised In-the
                         Acquired       Value                Options at FY-End          Money Options at FY-End
Name                     on Exercise    Realized             Exercisable/Unexercisable  Exercisable/Unexercisable (1)
------------------------------------------------------------------------------------------------------------------------------
Harry G. McCoy             -               -                     76,667/13,333             $100,001/$ 49,999
Richard J. Braun           -               -                    104,126/40,874             $199,838/$100,163
James B. Lockhart          -               -                      8,705/23,795                 -  /   -
Kevin J. Wiersma           -               -                     16,200/16,300             $ 29,679/$ 14,852
James A. Schoonover        -               -                     21,249/11,251             $ 29,679/$ 14,852
B. Mitchell Owens          -               -                     19,200/16,300             $ 29,679/$ 14,852

----------------------------

 (1) The closing price of the Common Stock of the Company at December 31, 2000 was $6.3125 per share.

                   Long-Term Incentive Plans and Pension Plans

         The Company does not contribute to any Long-Term Incentive Plan or Pension Plan for its executive officers as those terms are defined in the rules of the Securities and Exchange Commission. The Company relies on its stock option and restricted stock plans to provide long-term incentives for executive officers. The Company has three stock option plans: a 1983 Stock Option Plan for employees which expired on June 23, 1993; the Restated Equity Compensation Plan which was originally adopted by the shareholders of the annual meeting in 1993 to replace the 1983 Incentive Stock Option Plan and was restated and adopted by the Board of Directors on May 10, 2000; and a 1991 Non-Employee Director's Plan for members of the Board of Directors who are not employees of the Company. In addition, the Company has granted separately to various existing and former executive employees, including Mr. Braun and Dr. McCoy, non-qualified options to purchase shares of the Company's Common Stock.

                            Compensation of Directors

         All directors who are not employees of the Company receive $500 per month for their service as a director. All directors are also reimbursed for expenses incurred in attending board of directors' meetings and participating in other activities.

Employment Contracts

         Harry G. McCoy, former Chairman of the Board of Directors and former President of the Company, has an employment agreement with the Company dated January 1, 2000. The initial term of the agreement is through December 31, 2002, and thereafter is renewed automatically for one-year terms unless otherwise terminated in accordance with the terms of the agreement. The agreement provides for an annual base salary of $225,000 and additional bonuses, fringe benefits and grants of restricted stock which, except for the fringe benefits, are performance based. The agreement also provides for a Severance Award equal to base salary, health insurance and bonus plan payments for the greater of twelve
(12) months or the then remaining term of employment under the agreement. The Severance Award is payable following termination by the Company other than for cause, or if the employee voluntarily terminates following (i) a change in control; (ii) any relocation of greater than fifty (50) miles; or (iii) any material reduction in the level of the employee's responsibility, position, authorities or duties; or (iv) the Company breaches any of its obligations under the Agreement.

         The employment agreement contains a covenant not to compete whereby for a period of twelve (12) months after the termination of employment with the Company, the employee agrees that they will not, directly or indirectly, either
(a) have any interest in (b) enter the employment of, (c) act as agent, broker, or distributor for or advisor or consultant to, or (d) provide information useful in conducting the business of the Company to solicit customers or employees on behalf of the Company to any person, firm, corporation or business entity which is engaged, or which employee reasonably knows is undertaking to become engaged, in the United States in the business of the Company.

     Following Mr. McCoy's termination as President and Chairman in October 2000, Mr. McCoy continued to receive payments under his contract as an employee. After commencement of Mr. McCoy's new employment with Hamilton Thorne Biosciences, Inc., the Company ceased payments of compensation under the employment contract. Mr. McCoy contends that he is entitled to continued payments of compensation not withstanding his new employment elsewhere. The Company is uncertain whether Mr. McCoy will commence litigation against the Company.

         Richard J. Braun, Chairman of the Board of Directors, President, and Chief Executive Officer, has an employment agreement with the Company dated January 1, 2000. The initial term of the agreement is through December 31, 2002, and thereafter is renewed automatically for one-year terms unless otherwise terminated in accordance with the terms of the agreement. The agreement provides for an annual base salary of $250,000 and additional bonuses, fringe benefits and grants of restricted stock which, except for the fringe benefits, are performance based. The agreement also provides for a Severance Award equal to base salary, health insurance and bonus plan payments for the greater of twelve
(12) months or the then remaining term of employment under the agreement. The Severance Award is payable following termination by the Company other than for cause, or if the employee voluntarily terminates following (i) a change in control; (ii) any relocation of greater than fifty (50) miles; or (iii) any material reduction in the level of the employee's responsibility, position, authorities or duties; or (iv) the Company breaches any of its obligations under the Agreement.

         The employment agreement contains a covenant not to compete whereby for a period of twelve (12) months after the termination of employment with the Company, the employee agrees that they will not, directly or indirectly, either
(a) have any interest in (b) enter the employment of, (c) act as agent, broker, or distributor for or advisor or consultant to, or (d) provide information useful in conducting the business of the Company to solicit customers or employees on behalf of the Company to any person, firm, corporation or business entity which is engaged, or which employee reasonably knows is undertaking to become engaged, in the United States in the business of the Company..

         The Company has entered into severance agreements with James B. Lockhart, Kevin J. Wiersma, James A. Schoonover and B. Mitchell Owens, at various times in 2000 as each individual was appointed to the position of Vice President. The initial term of the severance agreement is one year and each shall automatically be extended for one additional year unless, not later than July 1 of the preceding year, either the Company or the individual provides written notice to the other party or unless the agreement is otherwise terminated due to death, permanent disability, or for "cause." If during the term of the severance agreement, the Company terminates the employment of the individual other than for "cause," the individual shall be entitled to a severance award. The severance award consists of payment of an amount equal to the individual's then current base salary plus certain health benefits over the course of the twelve month period following the date of the individual's termination.

     The severance agreements for Mr. Lockhart, Mr. Wiersma, Mr. Schoonover and Mr. Owens agreement contain a covenant not to compete whereby the individual agrees that during the twelve (12) month period following the Date of Termination during which the individual receives severance payments, the individual will not directly or indirectly own, manage, operate, control, be employed by, participate in or be connected in any manner with the ownership, management, operation or control of any business providing or delivering products or services which compete with the business, products or services of the Company or its affiliates, in the geographic markets in which the Company operates.

Compensation Committee and Decision Making

         The compensation of executive officers of the Company for 2000 was determined by the Compensation Committee which is currently comprised of James
W. Hansen, Miles E. Efron, and Samuel C. Powell. Stock options are awarded under the Company's Restated Equity Compensation Plan and Non-Employee Director Plan by the Compensation Committee. All non-employee directors were eligible to receive stock options under the Company's 1991 Non-Employee Director Plan.

Report of the Compensation Committee on Executive Compensation

In General

         The Committee has three primary goals for executive compensation at the Company.

o       Retaining good performers,
o       Rewarding executives appropriately for performance, and
o       Aligning executives' interests with those of stockholders.

         Currently, executive pay consists of three elements that are designed to meet those objectives:

o Base salary is paid based primarily on job responsibilities and industry job comparison. The Committee believes that base salaries at approximately industry averages are essential to retaining good performers.
o Stock options, which allow executives to benefit when the market price of the Company's stock increases.
o Bonuses to be paid upon the attainment of certain financial objectives and individual circumstances when warranted.

Following is additional information regarding each of the above elements.

Base Salary

         Base salary increases for executive officers have been modest and consistent with job performance and increases in responsibility.

Bonus

         James B. Lockhart received a guaranteed bonus payment in 2000 as part of his compensation in the initial year of employment with the Company.

Stock Options

         In 2000, certain executive officers received incentive stock options to purchase a total of 75,000 shares. The number of options granted to the executive officers represented 72% of the total options granted in 2000 to all employees.

Restricted Stock

         In 2000, certain executive officers received restricted stock awards for a total of 45,500 shares. The number of restricted stock awards granted to the executive officers represented 82% of the total restricted stock awards granted in 2000 to all employees.

Summary

         Currently, the Company's executive compensation program rewards the following elements of performance.

o Individual performance is rewarded through continued employment with the Company.
o Stock price performance is rewarded through increases in the value of stock options.
o Financial performance of the Company is rewarded through payments of bonuses upon the attainment of certain financial goals

         The Committee believes that the current program has been effective in rewarding executives appropriately for performance, retaining good performers, and aligning executives' interests with those of stockholders. While the Committee is satisfied with the current compensation system, it reserves the right to make changes to the program as are necessary to continue to meet its stated goals in future years.

         Benefits also are offered to officers that are not based on performance. Such benefits provide a safety net of protection in the event of illness, disability, death, retirement, etc. Such a safety net is provided to all full time employees of the Company.

Chief Executive Officer Pay

         Amounts earned during 2000 by the Chief Executive Officer, Richard J. Braun, are shown in the Summary Compensation Table. Achievements by the Company which were deemed material to the Chief Executive Officer's compensation include record increases in total revenue, record growth of the Diagnostic segment of the Company and new product development. For the year ended December 31, 2000, the Compensation Committee used, in its deliberations on executive compensation, these criteria and other accomplishments.

   Submitted by the Compensation Committee of the Company's Board of Directors

                                 James W. Hansen
                                 Miles E. Efron
                                Samuel C. Powell

Performance Graph

       The graph shown below is a line presentation comparing the Company's cumulative five-year shareholder returns on an indexed basis with the S&P 500 Index and the S&P Health Care Index for the five-year period commencing on December 31, 1995 and ending on December 31, 2000. The total return assumes that dividends were reinvested quarterly and is based on a $100 investment on December 31, 1995.

                           Comparative Five-Year Total Returns*
                  MEDTOX Scientific, Inc., S&P 500, S&P Health Care
                           (Performance results through 12/31/2000)

(Comparative chart appears here. The plot points are below.)

              1995    1996     1997     1998      1999    2000
-----------------------------------------------------------------------------
TOX         $100.00   $21.74  $ 10.87  $  8.70  $ 15.44  $ 10.98
S&P 500     $100.00  $122.96  $163.98  $210.84  $255.20  $231.96
S&P Hcare   $100.00  $121.04  $173.97  $250.31  $223.61  $306.47
-----------------------------------------------------------------------------

Assumes $100 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in MEDTOX common stock, S&P 500 Index, and S&P Health Care Index.

* Cumulative total return assumes reinvestment of dividends.

Source: Russell/Mellon, Analytical Services Company.

Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions contained herein.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Lease Agreement with Dr. Samuel C. Powell

         In July 1986, the Company executed a lease agreement with Dr. Powell providing for a lease to the Company of approximately 16,743 square feet of space at 1238 Anthony Road, Burlington, North Carolina. Since 1986, the Company has expanded the space rented under the lease to approximately 33,000 square feet. For the last several years, the Company has leased this same approximately 33,000 square feet on a month-to-month basis at an annual base rent, excluding operating cost, of approximately $121,000. Effective March 28, 2001, the Company entered into a 10-year lease of the entire building (approximately 39,500 square feet) at the same location for an annual base rent of $197,000, exclusive of certain operating expenses. In addition, under the lease the Company will have available to it, up to $600,000 to spend on tenant improvements of the building, which will then be amortized over the 10-year life of the lease as additional rent at an assumed annual interest rate of 9.5%. The Company believes it is renting this facility in Burlington on terms as favorable as those available from third parties for equivalent premises.

                                   PROPOSAL 2

                    AMENDMENT TO CERTIFICATE OF INCORPORATION
             TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         The Company's Certificate of Incorporation presently authorizes the issuance of a total of 7,400,000 shares of Common Stock, par value $.15 per share and 50,000 shares of Preferred Stock, par value $1.00 per share. No shares of Preferred Stock are currently outstanding. Of the 7,400,000 presently authorized shares of Common Stock, 3,578,135 shares were issued and outstanding as of July 20, 2001. In addition, an aggregate of 1,265,427 shares has been reserved for issuance as of July 20, 2001, as summarized in the following table:

Shares of Common Stock Reserved For                 Number of Shares Reserved
Outstanding Warrants                                             649,230
Common Stock Options
  Equity Compensation Plans                                      494,414
  Non-Employee Director Plan                                       9,972
  Non-Qualified Outside of Plan                                  110,239
Qualified Employee Stock Purchase Plan                             1,572

                                                               1,265,427

         The Board of Directors has approved an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 7,400,000 to 14,400,000. The Company has no current intention of issuing the additional authorized shares.

         The additional Common Stock, if so authorized, would be issued at the discretion of the Board of Directors without any further action by the stockholders except as required by applicable law or regulation. Shares of stock will be issued only upon determination by the Board of Directors that a proposed issuance is in the best interests of the Company. As noted above, the Company has no current intention of issuing the additional authorized shares.

         Accordingly, the Board of Directors has proposed that Article Fourth of the Company's Certificate of Incorporation be amended to increase its capital stock. As so amended, this provision of the Certificate of Incorporation would read as set forth on Appendix A hereto.

         The Board of Directors recommends a vote FOR Proposal 2. An affirmative vote by holders of a majority of the outstanding shares of Common Stock entitled to vote at the annual meeting is required to approve the amendment.


          INFORMATION REGARDING MEDTOX'S INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP ("Deloitte & Touche") has been appointed as MEDTOX's independent auditors for the year ending December 31, 2001. Representatives of Deloitte & Touche will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

Audit Fees

     Audit Fees billed or expected to be billed to MEDTOX by Deloitte & Touche for the audit of MEDTOX's financial statements for the fiscal year ended December 31, 2000 and for reviews of MEDTOX's financial statements included in MEDTOX's quarterly reports on Form 10-Q for the last fiscal year totaled $62,000.

Financial Information Systems Design and Implementation Fees

     No fees were billed or expected to be billed to MEDTOX by Deloitte & Touche
for  services   provided  during  the  last  fiscal  year  for  the  design  and implementation of financial information systems.

All Other Fees

     Fees billed or expected to be billed to MEDTOX by Deloitte & Touche for all other non-audit services, including tax-related and acquisition accounting services, provided during the last fiscal year totaled $63,000.

     As indicated in the audit committee report of the board of directors, the audit committee has considered whether the provision of the non-audit related services listed above is compatible with maintaining Deloitte & Touche's independence.

                          OTHER BUSINESS OF THE MEETING

         Management is not aware of any matters to come before the Annual Meeting other than those stated in the Proxy Statement. However, inasmuch as matters of which management is not now aware may come before the meeting or any adjournment thereof, the Proxies confer discretionary authority with respect to acting thereon, and the persons named in such properly executed Proxies intend to vote, act and consent in accordance with their best judgment with respect thereto. Upon receipt of such Proxies (in the form enclosed) in time for voting, the shares represented thereby will be voted as indicated thereon and in the Proxy Statement.

                  DATES FOR SUBMISSION OF STOCKHOLDER PROPOSALS

         Any proposal, relating to a proper subject, which a Stockholder may intend to present for action at the Company's Annual Meeting of Stockholders in 2002, and which such Stockholder may wish to have included in the Company's proxy materials for such meeting, in accordance with the provisions of Rule 14a-8 promulgated under the Exchange Act, must be received in proper form by the Company addressed to Mr. Richard J. Braun, Chief Executive Officer, and sent by registered mail, return receipt requested, and received at the Company's principal executive office at 402 West County Road D, St. Paul, Minnesota 55112, not later than December 1, 2001.

         Any proposal, relating to a proper subject, which a stockholder may wish to present for action at the Company's Annual Meeting of Stockholders in 2002, whether or not such Stockholder wishes to have such proposal included in the Company's proxy materials for such meeting, must, pursuant to the Company's By-laws, be the subject of a written notice delivered to the Company addressed to Mr. Richard J. Braun, Chief Executive Officer, and sent by registered mail, return receipt requested, and received at the Company's principal executive office at 402 West County Road D, St. Paul, Minnesota 55112, not less than 60 days or more than 90 days prior to the Annual Meeting date in 2002.

                                          By order of the Board of Directors,


                                          RICHARD J. BRAUN
                                          Chairman of the Board, President and
                                          Chief Executive Officer

St. Paul, Minnesota
August _______, 2001

COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000 MAY BE OBTAINED WITHOUT CHARGE BY ANY STOCKHOLDER TO WHOM THE PROXY STATEMENT IS SENT, UPON WRITTEN REQUEST TO THE SECRETARY, MEDTOX SCIENTIFIC, INC., 402 WEST COUNTY ROAD D, ST. PAUL, MINNESOTA 55112.

                              AVAILABLE INFORMATION

         The Company is subject to the informational requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at its Regional Offices located at 75 Park Place, New York, New York 10007, and the John C. Kluczynski Federal Building, 230 South Dearborn Street, Chicago, Illinois 60604. Copies of such material can be obtained from the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 upon request and payment of the prescribed fees. The Commission maintains a web site that contains reports, proxy and information statements, and other information regarding issues that are filed electronically with the Commission. The address of the web site is HTTP://WWW.SEC.GOV.

         The Company's Common Stock is listed on the American Stock Exchange (the "AMEX"), and reports, proxy statements and other information filed by the Company can be inspected at such exchange.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         The following documents, each of which was previously filed by the Company with the Commission pursuant to Section 13 of the Exchange Act, are incorporated herein by reference:

a) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

         All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the Annual Meeting of Shareholders to which this Proxy Statement relates shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such reports and documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein or in any accompanying Proxy Statement Supplement modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

         The Company will provide without charge to each person to whom a Proxy Statement is delivered upon written or oral request of each person, a copy of any documents incorporated herein by reference (other than exhibits to such documents unless such exhibits are specifically incorporated by reference into the documents that this Proxy Statement incorporates). Requests for such copies should be directed to MEDTOX SCIENTIFIC, INC., Attention: Secretary, 402 West County Road D, St. Paul, Minnesota 55112, (651) 636-7466.

                                                                     APPENDIX A
                             MEDTOX SCIENTIFIC, INC.
                             AMENDED ARTICLE FOURTH
                         OF CERTIFICATE OF INCORPORATION

         "FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is FOURTEEN MILLION FOUR HUNDRED FIFTY THOUSAND (14,450,000) shares, FOURTEEN MILLION FOUR HUNDRED THOUSAND (14,400,000) of which shall be of a class designated as Common Stock with a par value of FIFTEEN CENTS ($0.15) per share and FIFTY THOUSAND (50,000) of which shall be a class designated as Preferred Stock with a par value of ONE DOLLAR ($1.00) per share. All or any part of the authorized capital stock of the Corporation may be issued and sold, from time to time by the corporation, without further action by stockholders, for such consideration (but not less than the par value thereof) and to such persons and on such terms and conditions as may, from time to time, be fixed or determined by the Board of Directors. The voting powers, designations, preferences, and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof, of the classes of stock of the corporation which are fixed by this Certificate of Incorporation, and the authority vested in the Board of Directors to fix by resolution or resolution providing for the issue of Preferred Stock the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of Preferred Stock which are not fixed by the Certificate of Incorporation, are as follows:

         1. The Preferred Stock may be issued from time to time in one or more series, each such series to have such distinctive designation or title as may be fixed by the Board of Directors prior to the issuance of any shares thereof. Each such series may differ from every other series already outstanding as may be determined from time to time by the Board of Directors prior to the issuance of any shares thereof, in any or all of the following, but in other, respects:

                  (a) The rate of dividend which the Preferred Stock of any such series shall be entitled to receive, whether the dividends of such series shall be cumulative or non-cumulative and, if such dividends shall be cumulative, the date from which they shall be cumulative.

                  (b) The right or obligation, if any, of the corporation to redeem shares of Preferred Stock of any series and the amount per share which the Preferred Stock of any such series shall be entitled to receive in case of the redemption thereof, and the right of the corporation, if any, to reissue any such shares after the same shall have been redeemed.

                  (c) The amount per share which the Preferred Stock of any such series shall be entitled to receive in case of the voluntary liquidation, distribution or sale of assets, dissolution or winding up of the corporation, or in case of the involuntary liquidation, distribution or sale of assets, dissolution or winding up of the corporation.

                  (d) The right, if any, of the holders of Preferred Stock of any such series to convert the same into other classes of stock and the terms and conditions of such conversion.

                  (e) The voting power, if any, of the holders of Preferred Stock of any such series, and the terms and conditions under which they may exercise such voting power.

                  (f) The terms of the sinking fund or fund of similar nature, if any, to be provided for the Preferred Stock of any such series.

         The description of terms of the Preferred Stock of each series in respect of the foregoing particulars shall be fixed and determined by the Board of Directors by appropriate resolution at or prior to the time of the authorization of the issue of the original shares of each such series.

         2. In case the stated dividends and the amounts payable on liquidation, distribution or sale of assets, dissolution or winding up of the corporation are not paid in full, the stockholders of all series of the Preferred Stock shall share ratably in the payment of dividends, including accumulations, if any, in accordance with the same which would be payable on such shares if all dividends were declared and paid in full and in any distribution of assets other than by way of dividends, in accordance with the sums which would be payable on such distribution if all sums payable were discharged and paid in full.

         3. The holders of the Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available therefore, preferential dividends in cash at, but not exceeding the annual rate fixed for each particular series. The holders of the Preferred Stock shall not be entitled to receive any dividends thereon other than dividends referred to in this Subdivision 3.

         4. So long as any of the Preferred Stock remains outstanding, in no event shall any dividend whatever, whether in cash or other property (other than shares of Common Stock), be paid or declared or any distribution be made on the Common Stock, nor shall any shares of the Common Stock be purchased, retired or otherwise acquired for a consideration by the corporation unless (a) the full dividends of the Preferred Stock for all past dividend periods from the respective date or then current quarter-yearly dividend period shall have been paid or declared and a sum set apart sufficient for the payment thereof, and (b) if at any time he corporation is obligated to retire shares of any series of the Preferred Stock pursuant to a sinking fund or a fund of a similar nature, all arrears, if any, in respect of the retirement of the Preferred Stock of all such series shall have been made good. Subject to the foregoing provisions and not otherwise, such dividends (payable in cash, stock or otherwise) as may be determined by the Board of Directors may be declared and paid on the Common Stock from time to time out of the remaining funds of the corporation legally available therefor, and the Preferred Stock shall not be entitled to participate in any such dividend, whether payable in cash, stock or otherwise.

         5. In the event of any liquidation, distribution or sale of assets, dissolution or winding up of the corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of Common Stock, the holders of the Preferred Stock of each series shall be entitled to be paid in cash the applicable liquidation price per share fixed at the time of the original authorization of issuance of shares of such respective series, together with a sum in the case of each share of the Preferred Stock, computed at the annual dividend on such share because cumulative to the date fixed for such distribution or payment date paid thereon. If such payment shall have been made in full to the holders of the Preferred Stock, the remaining assets and funds of the corporation shall be distributed among the holders of the Common Stock according to their respective shares.

         6. Subject to the powers, preferences and rights and the qualification, limitations and restrictions thereof, with respect to each class of capital stock of the corporation having any preference or priority over the Common Stock, the holders of the Common Stock shall have and possess all rights appertaining to capital stock of the corporation. Holders of Common Stock may not act by written consent without a meeting."

                                                                     APPENDIX B
                             MEDTOX Scientific, Inc.
                             Audit Committee Charter
Organization


There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of at least three directors, all of whom are all independent of the management of the corporation (as defined by the applicable regulations of the American Stock Exchange) and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. All members of the Audit Committee shall be able to read and understand financial statements, and at least one member shall have accounting or financial management expertise.

Statement of Policy

The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the corporation and to ensure that the independent auditors are accountable to both the Audit Committee and to the Board of Directors.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

o    Review  and  recommend  to the full  Board  of  Directors  the  independent
     auditors  to  be  selected  to  audit  the  financial   statements  of  the
     corporation and its divisions and subsidiaries on an annual basis.

o Oversee the independence of the outside auditors, which shall include obtaining from the outside auditors a formal written statement delineating all relationships between the auditors and the Company and actively engaging the auditors in a discussion as to any disclosed activities that may impact the objectivity or independence of the auditors. The Audit Committee will obtain annually a written statement from the independent auditors delineating all relationships between the Company and independent auditors. When necessary the committee shall make recommendations to ensure the auditors independence.

o Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

o Review with the independent auditors and the Company's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

o Discuss with the independent auditors their qualitative judgments about the appropriateness, not just the acceptability, of account principles and financial disclosure practices used or proposed to be adopted by the Company, particularly about the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates.

o Review the financial statements contained in the quarterly report on Form 10-Q and in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any significant changes in accounting principles will be reviewed by the Audit Committee.

o Provide the report for the Company's annual proxy statement required by regulations of the Securities and Exchange Commission respecting the activities of Audit Committee and whether the Committee recommends inclusion of the Company's audited financial statements in the annual report to be filed with the Commission.

o Provide sufficient opportunity for the independent auditors to communicate directly with the Audit Committee and to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

o Review with the full Board of Directors any material matters discussed or acted upon by the Audit Committee during its regular meetings.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

o Review at least annually the adequacy of its charter and where necessary make recommendations to the full Board of Directors for modification of such charter.

                                                                     APPENDIX C
                             MEDTOX Scientific, Inc.
                             Audit Committee Report

In accordance with its written charter adopted by the Board of Directors ("Board"), the Audit Committee ("Committee") of the Board assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During fiscal year ended December 31, 2000, the Committee discussed the interim financial information contained in each quarterly earnings announcement with Company management and independent auditors prior to each public release.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors, Deloitte & Touche LLP, a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Committee also discussed with management, the internal audit function's organization, responsibilities, budget and staffing. The Committee reviewed with both the independent auditors and management their audit plans, audit scope, and identification of audit risks.

The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ending December 31, 2000, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its annual report on Form 10K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

Date:  February 19, 2001

/s/ Brian Johnson
Committee Chair

/s/ Jim Hansen
Committee Member

/s/ Miles Efron
Committee Member

                                                                    APPENDIX D


                             MEDTOX SCIENTIFIC, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 26, 2001

           This Proxy is Solicited on Behalf of the Board of Directors


         The undersigned stockholder of MEDTOX Scientific, Inc. (the "Company") hereby appoints Richard J. Braun and Kevin J. Wiersma, and each or either one of them, the true and lawful attorneys, agents, and proxies of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock of MEDTOX Scientific, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Four Points Hotel (formerly the Sheraton Minneapolis Metrodome), located at 1330 Industrial Blvd., Minneapolis, Minnesota on or about Wednesday, September 26, 2001, at 3:30 P.M., Central Time, and at any and all adjournments thereof, with all the powers which the undersigned would possess if personally present, for the following purposes:



                              (Continued and to be signed on the other side)

Please mark your
votes as in this  example                   FOR      AGAINST       ABSTAIN

For               Withheld         2.  The adoption of an Amendment to the
                                       Certificate of Incorporation to increase the number of authorized Common Stock as set forth in the Proxy Statement.
1.Election of Directors
  Nominees:  James W. Hansen and
  Brian P. Johnson
                                   3.  Considering and acting upon any
                                       other matters which may properly come
                                       before the meeting or any adjournment
                                       thereof.

For, except vote withheld from the following nominees:
-------------------------------------

[ ] Please check box if you intend to attend the meeting in person.


This Proxy will be voted for the choices specified. If no choice is specified with respect to the election of Directors, this Proxy will be voted FOR the election of the Directors listed. If no choice is specified for Proposal 2, this Proxy will be voted FOR Proposal 2.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated August _____, 2001.

PLEASE MARK, SIGN, DATE AND MAIL  THIS PROXY IN THE ENVELOPE PROVIDED.

SIGNATURE(S)                                                Dated:______, 2001
              -----------------------------------------------------------------

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian, please give your full title as such.